UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported): February 22, 2006


                             Mid Penn Bancorp, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

Pennsylvania                                       1-13677                                           25-1666413
-------------------------                        -----------------------                        ----------------------
(State or other                                  (Commission                                    (IRS Employer
jurisdiction of                                  File Number)                                   Identification No.)
incorporation)

349 Union Street, Millersburg, Pennsylvania                          17061
-------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

                                  717).692.2133
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             MID PENN BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K

ITEM. 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

(a) On February 22, 2006, Mid Penn Bancorp, Inc. added the following provisions to the Mid Penn Bancorp, Inc. and Mid Penn Bank Directors, Senior Management and Employee Code of Ethics based on the Federal Deposit Insurance Corporation's ("FDIC") recent release on Corporate Codes of Conduct entitled, "Guidance On Implementing An Effective Ethics Program":

All employees, officers and directors are required to respond honestly and candidly when dealing with the bank's independent and internal auditors, regulators and attorneys.

Do not solicit for yourself or for a third party (other than the Company itself) anything of value from anyone in return for any business, service or confidential information of the Company.

Do not accept anything of value (other than bona fide salary, wages and fees referred to in 18 U.S.C. 215(c)) from anyone in connection with the business of the Company, either before or after a transaction is discussed or consummated.

Safeguarding Confidential Information

Trade secrets and other proprietary information of the Company and its customers and suppliers, employee data, information about the Company's customers and suppliers, and all other non-public information that might be of use to the Company's competitors or harmful to the Company or its customers, if disclosed, is confidential information. Confidential information should be protected by all Covered Persons and, except to the extent legally required or specifically authorized by an appropriate representative of the Company, should not be disclosed to persons inside or outside the Company who do not have a legitimate, work-related need to know such information. The loss of this information through inadvertent or improper disclosure could be harmful to the Company and its customers and suppliers.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number    Description
-------------     -----------
    14            Code of Ethics

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   MID PENN BANCORP INC.


Date: February 23, 2006            By:   /s/ Alan Dakey
                                   Title:  President and Chief Executive Officer